Exhibit 99.1

SoundPoint MeridianCapital

Sound Point Meridian Capital September 2024

SPMC
Listed
NYSE

COMMON STOCK DATA AS OF 9/30/2024[1]

Ticker Symbol	SPMC
Frequency of Payments	Monthly
Current Dividend Yield	12.14%
Closing Price Per Share	$19.77
Total Net Asset Value ($) (est.)	$396.35
Net Asset Value Per Share (est.)	$19.55 – $19.65
Premium / (Discount)	0.87%
Total Market Capitalization ($M)	$399.79

NET PERFORMANCE VERSUS SELECTED INDICES[2]

	September 2024	YTD	Annualized Total Return			Cumulative Since Inception
			1 year	3 year	Since Inception	
SPMC	-0.25%	2.37%	--	--	--	2.37%
ICE BofA U.S. High Yield Index	1.63%	5.28%	--	--	--	5.28%
S&P BDC Index	0.82%	0.13%	--	--	--	0.13%
Morningstar LSTA U.S. Leveraged Loan Index	0.71%	2.13%	--	--	--	2.13%

Past performance is not indicative of future results or a guarantee of future returns. Total return is based on SPMC's closing stock price during the applicable period and assumes that any dividends or distributions are reinvested on the applicable payment dates at prices obtained by the Company's dividend reinvestment plan. YTD and Cumulative Since Inception calculated as of SPMC inception date of June 13, 2024. Current performance may be lower or higher than the performance data quoted. Current performance information may be found on SPMC's website (www.soundpointmeridiancap.com).

PORTFOLIO SUMMARY AS OF 9/30/2024[3]



Warehouse 3.92%
Fee Notes 0.85%
CLO Debt 0.52%
CLO Equity 94.71%

TOP 5 CLO MANAGERS[5]

1. Blackstone Debt Advisors LP	14.35%
2. Carlyle CLO Management	12.97%
3. AGL Credit	11.19%
4. Onex Credit Partners	11.06%
5. KKR Financial Advisors	8.88%

TOP 5 POSITIONS[5]

1. Lewey Park CLO, Subordinated Note	6.52%
2. OCP CLO 2024-35, Subordinated Note	5.93%
3. Carlyle U.S. CLO 2024-5, Subordinated Note	4.39%
4. Benefit Street Partners CLO XXXII, Subordinated Note	4.27%
5. AGL CLO 33, Subordinated Note	4.16%

SUMMARY OF UNDERLYING PORTFOLIO[4]

	SPMC	Market Median
Number of Underlying Loans	1,532	--
Aggregate Balance of Underlying Assets ($B)	29.97	--
Average Individual Obligor Exposure	0.07%	--
Weighted Average Portfolio Spread	3.53%	3.50%
Weighted Average Diversity Score	86	83
Weighted Average Moody's Rating Factor	2,757	2,779
Weighted Average Market Price	98.1	97.5
Weighted Average Facility Size ($B)	1,725	1,758
Weighted Average Bid Depth	7.10	7.12
Weighted Average Junior OC Cushion	4.57	4.05
Weighted Average Reinvestment Period Remaining (Years)	3.93	2.59

UNDERLYING PORTFOLIO BY CREDIT TYPE[5]

First Lien Loan	97.35%
Unsecured Loan	0.03%
Second Lien Loan	0.31%
Bond	2.31%

Past performance in not indicative of future results or a guarantee of future returns. Endnotes 1-3 can be found on Page 3. Please also review the Important Information provided on pages 3 and 4. Percentages may not add to 100 due to rounding. The selected benchmarks are provided for comparative and illustrative purposes only. SPMC began trading on the New York Stock Exchange ("NYSE") on June 14, 2024.

SoundPoint MeridianCapital

Sound Point Meridian Capital
September 2024

SPMC
Listed
NYSE

The below metrics relate to the underlying collateral across the Fund's CLO Holdings.

WEIGHTED AVERAGE RATING DISTRIBUTION[6,7]


40%
35%
30%
25%
20%
15%
10%
5%
0%
0.2%
0.2%
0.6%
1.2%
5.7%
6.4%
10.0%
17.5%
35.4%
18.7%
2.2%
0.7%
0.2%
0.2%
0.5%
A3 or Higher
Baa1
Baa2
Baa3
Ba1
Ba2
Ba3
B1
B2
B3
Caa1
Caa2
Caa3
Below CCC
NR

WEIGHTED AVERAGE MATURITY DISTRIBUTION[7]


40%
35%
30%
25%
20%
15%
10%
5%
0%
0.02%
0.86%
3.02%
9.27%
35.40%
17.06%
13.37%
20.70%
0.31%
2024
2025
2026
2027
2028
2029
2030
2031
2032+

WEIGHTED AVERAGE PRICE DISTRIBUTION[7]


60%
50%
40%
30%
20%
10%
0%
2.02%
0.82%
2.51%
6.81%
7.64%
51.64%
28.56%
<70
70-80
80-90
90-95
95-97.5
97.5-100
>100

WEIGHTED AVERAGE STATED SPREAD DISTRIBUTION[7]


25%
20%
15%
10%
5%
0%
4.31%
10.13%
12.73%
18.71%
23.42%
15.71%
7.97%
4.36%
1.79%
0.87%
<2.0%
2.0-2.5%
2.5%-3.0%
3.0-3.5%
3.5-4.0%
4.0-4.5%
4.5-5.0%
5.0-5.5%
5.5-6.0%
>6.0%

TOP 10 UNDERLYING OBLIGORS (WA EXPOSURE)[7]

1. TransDigm	0.56%
2. Asurion	0.53%
3. Mozart Debt Merger Sub	0.49%
4. TIBCO Software	0.42%
5. Caesars Entertainment	0.42%
6. Allied Universal Holdco	0.41%
7. Brookfield WEC Holdings	0.40%
8. Starfruit Topco Cooperatief UA	0.39%
9. Osmosis Debt Merger Sub	0.37%
10. Flutter Entertainment	0.37%

TOP 10 INDUSTRIES OF UNDERLYING OBLIGORS (WA EXPOSURE)[7,8]

1. High Tech	10.62%
2. Services: Business	9.86%
3. Healthcare & Pharmaceuticals	9.69%
4. Banking, Finance, Insurance & Real Estate	9.01%
5. Hotels, Gaming & Leisure	4.97%
6. Services: Consumer	4.56%
7. Capital Equipment	4.21%
8. Chemicals, Plastics & Rubber	4.12%
9. Construction & Building	4.03%
10. Aerospace & Defense	3.32%

Past performance in not indicative of future results or a guarantee of future returns. Endnotes 1-3 can be found on Page 3. Please also review the Important Information provided on pages 3 and 4. Percentages may not add to 100 due to rounding.

Sound Point Meridian Capital
September 2024

SPMC
Listed
NYSE

Notes

1. Sound Point Meridian Capital Inc. ("SPMC" or the "Company") determines its net asset value monthly. The net asset value of the Company ("NAV") and NAV per share shown herein are (i) unaudited and estimated by the Company, (ii) shown for informational purposes only, and (iii) as of the date noted above. Estimates with respect to a calendar month end are subject to revision when the Company determines its monthly NAV. NAV is calculated as the sum of the value of the Company's portfolio, any cash or cash equivalents held by the Company and the Company's other assets less the Company's liabilities. NAV per share is determined by dividing NAV by the number of shares of the Company's common stock outstanding as of the date shown above. On a monthly basis, NAV is calculated as the midpoint of the estimated range.

2. Comparisons to Indices and Benchmarks. The selected benchmarks are provided for comparative and illustrative purposes only. All benchmark performance information has been obtained from third-party sources and should not be relied upon as complete or accurate. Indices are unmanaged and do not reflect the impact of advisory fees. Investors cannot invest directly in an index. Index providers utilize their own methodologies for calculating performance, which may differ from the methodologies used by SPMC. There are significant differences between the types of securities typically tracked by an index and the investments held in a relevant fund or strategy. Any comparisons herein of investment performance to a benchmark are qualified as follows: (i) the volatility of such benchmark may be materially different than the performance of the relevant fund and/or strategy; (ii) such benchmark will employ different investment guidelines and criteria than the relevant fund and/or strategy, which may cause the holdings of the relevant fund and/or strategy to differ significantly from the investments that comprise the benchmark; and (iii) the performance of such benchmark has not necessarily been selected to compare to the performance of the relevant fund and/or strategy, but rather is disclosed to allow for comparison to a well-known benchmark or index for general reference purposes.

3. The portfolio summary is based on invested assets (i.e., excluding cash) and assumes the estimated market value of the underlying positions as of 9/30/2024.

4. The information presented herein is on a look-through basis to the collateralized loan obligation, or "CLO", equity held by the Company and reflects the aggregate underlying exposure of the Company based on the portfolios of those investments. The data is estimated, unaudited and derived from third party sources. Market median is calculated as the median of all CLO 2.0 vintage deals currently in their reinvestment periods as of 9/30/2024.

5. The Top 5 Positions are SPMC's five largest across all positions as of 9/30/2024, expressed as a percentage of the invested portfolio at estimated market value, including cash. The value of any fee notes / rebates in the related CLO equity positions are included when presenting the Top 5 Positions. The Top 5 Managers are ranked by SPMC's level of exposure per CLO manager as of 9/30/2024, expressed as a percentage of the invested portfolio at estimated market value, including cash.

6. Credit ratings shown are based on those assigned by Moody's for comparison and informational purposes, if Moody's does not assign a rating to a particular obligor, the weighted average rating shown reflects Moody's equivalent rating of a rating agency that rated the obligor, provided, that such other rating is available with respect to a CLO equity investment held by us. In the event multiple ratings are available, the lowest Moody's rating, or if there is no Moody's rating, the lowest equivalent rating, is used. The ratings of specific borrowings by an obligor may differ from the rating assigned to the obligor and may differ among rating agencies. For certain obligors, no rating is available in the reports received by the Company. Such obligors are not shown in the graphs and, accordingly, the sum of the percentages in the graphs may not equal 100%. Ratings below BBB- are below investment grade.

7. We obtain our exposure in underlying senior secured loans indirectly through our CLO equity investments.

8. Industry categories are based on Moody's industry categorization of each obligor as reported in CLO trustee reports to the extent so reported. Certain CLO trustee reports do not report the industry category of all of the underlying obligors and where such information is not reported, it is not included in the summary look-through industry information shown. As such, the Company's exposure to a particular industry may be higher than that shown if industry categories were available for all underlying obligors. In addition, certain underlying obligors may be re-classified from time to time based on developments in their respective businesses and/or market practices. Accordingly, certain underlying borrowers that are currently, or were previously, summarized as a single borrower in a particular industry may in current or future periods be reflected as multiple borrowers or in a different industry, as applicable.

Important Information

© 2024 Sound Point Meridian Capital. All Rights Reserved

Investors should consult with their financial advisor about the suitability of SPMC in their portfolio.

Investing in SPMC involves a high degree of risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. This is a non-diversified closed-end fund. Shares of SPMC are listed on the New York Stock Exchange.

Shares of closed-end funds frequently trade at a discount from their NAV, which may increase investors' risk of loss. SPMC cannot predict whether its shares will trade at, below or above NAV.

There is no assurance that SPMC's investment objectives will be achieved or that monthly distributions paid by SPMC will be maintained at the targeted level or that dividends will be paid at all. SPMC's distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to SPMC for investment. A return of capital to shareholders is a return of a portion of their original investment in SPMC, thereby reducing the tax basis of their investment.

SPMC is managed by Sound Point Meridian Management Company, LLC ("SPMMC"), a subsidiary of Sound Point Capital Management, LP ("Sound Point"). SPMMC and Sound Point are both registered as an investment adviser with the U.S. Securities and Exchange Commission (the "SEC"). The Form ADV of SPMMC and Sound Point are both publicly available on the SEC's website at http://www.adviserinfo.sec.gov. Sound Point's Form ADV Part 2B is available upon request. Being a "registered investment adviser" or describing SPMMC and/or Sound Point as being "registered" does not imply a certain level of skill or training.

SPMMC and Sound Point make no representation or warranty, express or implied, as to the accuracy or completeness of the information contained herein. The information presented herein including, but not limited to, portfolio construction and breakdowns, benchmarks, and investment may involve our subjective views, include assumptions and estimates, as well as facts and information from third party sources believed to be accurate and reliable as of the date this information is presented—any of which may change without notice. SPMMC and Sound Point have no obligation (express or implied) to update any or all of the information provided herein or to advise the recipient of any changes; nor does SPMMC or Sound Point make any warranties or representations (express or implied) as to the completeness or accuracy of this information or accept responsibility for errors. The information presented is a summary provided for illustrative purposes only and does not constitute an exhaustive explanation of the topics covered herein.

Contact

Sound Point Meridian Capital (NYSE: SPMC)
375 Park Ave. 34th Floor
New York, NY 10152

Sound Point Meridian Capital Investor Relations
ir@soundpointmeridiancap.com
(833) 217-6665

SoundPoint MeridianCapital

Sound Point Meridian Capital
September 2024

SPMC
Listed
NYSE

Important Information

This material is provided for general and education purposes only, is not intended to provide legal or tax advice, does not constitute a solicitation of an offer to buy or sell SPMC's shares, and is not for use to avoid any penalties that may be imposed under U.S. federal tax laws. Contact your attorney or other advisors regarding your specific legal, investment or tax situation.

Investing involves risk. SPMC invests primarily in below investment grade instruments, which are commonly referred to as "high yield" securities or "junk" bonds. SPMC invests a significant portion of its assets in CLO junior debt and equity securities, which often involve risks that are different from or more pronounced than risks associated with other types of credit instruments. Because of the risks associated with investing in high yield securities, an investment in SPMC should be considered speculative.

Investors should carefully consider the investment objective, risks, charges and expenses of SPMC before investing.

SPMC's filings with the SEC contain information about SPMC's investment objectives, risks, charges and expenses as well as other information about SPMC. These filings should be read carefully before investing. SPMC's filings with the SEC may be found on the SEC's website (www.sec.gov) or on SPMC's website (www.soundpointmeridiancap.com).

From time to time, SPMC may have a registration statement relating to one or more of its securities on file with the SEC. Any registration statement that has not yet been declared effective by the SEC, and any prospectus relating thereto, is not complete and may be changed. Any securities that are the subject of such registration statement may not be sold until the registration statement has been declared effective by the SEC.

The information and content herein are the property of the Company. Any unauthorized dissemination, copying or use of this presentation is strictly prohibited and may be in violation of law.

Risks Associated with Investment in SPMC. SPMC invests primarily in equity tranches of collateralized loan obligations, or "CLOs." Investors should consider their investment goals, time horizon and risk tolerance before investing in securities of SPMC. An investment in securities of SPMC is not appropriate for all investors and is not intended to be a complete investment program. Shares of common stock of closed-end management investment companies that are listed on an exchange frequently trade at a discount to their NAV. If SPMC's common stock trades at a discount to its NAV, it will likely increase the risk of loss for purchasers in this offering. In addition, investing in our common stock may be considered speculative and involves a high degree of risk, including the risk of a substantial loss of investment. Before purchasing any shares of common stock, an investor should read the discussion of the principal risks of investing in SPMC's common stock, which are summarized in "Risk Factors" in SPMC's prospectus.

ABOUT SOUND POINT CAPITAL

Sound Point Capital Management, LP is a $43+ billion asset management firm founded in 2008 with a particular expertise in credit strategies. Sound Point's primary investment objectives across its products are to (i) preserve capital in all market conditions and (ii) generate attractive rates of return with low volatility. Sound Point was founded by Stephen Ketchum and principals of Stone Point Capital (www.stonepoint.com), with minority investments from Blue Owl GP Strategic Capital (fka Dyal Capital), a division of Blue Owl Capital Inc., and Assured Guaranty Ltd. Sound Point manages money on behalf of institutions, pensions, foundations, insurance companies, wealth management firms, family offices and high net worth individuals.

Firm-wide AUM figures (provided as of 6/30/2024) do not include redemptions received or liquidations that may be in effect after 6/30/2024. Firm-wide and strategy level AUM figures include (where relevant) committed capital to discretionary draw-down vehicles that have not yet been drawn, entities that are not open to new investors and/or are in the process of winding down and represents the closed total commitment of all loans managed by Sound Point Commercial Real Estate Credit as of 6/30/2024, including inherited portfolios managed that were originated by another manager. Please also note that Firm-wide AUM includes assets attributable to InPoint Commercial Real Estate Income, Inc., a real estate investment trust (the "REIT") sub-advised by SPCRE InPoint Advisors LLC, a subsidiary of Sound Point which is exempt from registration as an investment adviser with the SEC. The REIT portfolio, which represents a material portion of Sound Point's commercial real estate strategy's AUM, primarily consists of first mortgage loans, mezzanine loans, and any current or future real estate owned, does not meet the definition of a securities portfolio and as such, does not technically qualify as an advisory client. The REIT portfolio's size is calculated using financial data provided by the REIT's unaffiliated investment adviser, Inland InPoint Advisor, LLC, and includes the unpaid principal balance of debt investments, the fair value of any real estate owned, cash and cash equivalents and accounts for the current expected credit loss reserve. Additional information about the REIT is publicly available on its website at https://inland-investments.com/forms-literature/inpoint.

Conflicts of Interest. Sound Point manages various funds and strategies, and the management of these funds and strategies can give rise to conflicts of interest between the investors of a single fund or strategy and differing fund or strategy. Because Sound Point provides concurrent advisory services to our investors for which the investment mandates, co-investment opportunities, compensation and fee arrangements (including with respect to performance fees and fee offsets) and other circumstances differ from strategy to strategy, the potential for Sound Point to receive greater fees from certain funds or strategies creates a potential conflict of interest with respect to the allocation of investment opportunities, as funds or strategies that pay higher fees may create incentives to direct investment ideas to, and/or to allocate investments in favor of such a fund or strategy. In addition, Sound Point, from time to time, also enters into accounts directly or indirectly with single or multiple investors that commit significant capital into a particular fund or strategy and across the broader Sound Point platform. Such arrangements often include Sound Point granting certain preferential terms to these specific investors, including co-investment rights, a waiver or reduction of management fees or performance fees or carried interest, a blended management fee, and/or performance fee or carried interest rates that are lower than those applicable to the respective fund or strategy in which those investors are currently invested.

The policies and procedures implemented by Sound Point from time to time (including any that may be implemented in the future) to mitigate potential conflicts of interest and address certain regulatory requirements may reduce the synergies across Sound Point's areas of operation and expertise that a Sound Point strategy may typically expect to call upon for the purposes of implementing the strategy and achieving the performance goals.

Forward-Looking Statements. This monthly newsletter may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. The Company uses words such as "may," "might," "will," "intends," "should," "could," "can," "would," "expects," "believes," "estimates," "anticipates," "predicts," "potential," "plan" and similar expressions to identify forward-looking statements. Statements other than statements of historical facts included herein may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the Company's filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

Contact

Sound Point Meridian Capital (NYSE: SPMC)
375 Park Ave. 34th Floor
New York, NY 10152

Sound Point Meridian Capital Investor Relations
ir@soundpointmeridiancap.com
(833) 217-6665